May 1, 2012

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at franklintempleton.com/ftviptfunds. You can also get this information at no cost by calling 1-888-FRANKLIN or by sending an e-mail request to FTVIPTprospectus@franklintempleton.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2012, as may be amended from time to time, are incorporated by reference into this Summary prospectus, which means that they are legally a part of this Summary prospectus. Shares of the insurance funds of Franklin Templeton Variable Insurance Products Trust are not offered to the public; they are offered and sold only to: (1) insurance company separate accounts to serve as the underlying investment vehicles for variable contracts; (2) certain qualified plans; and (3) other mutual funds (fund of funds). This Summary prospectus is not intended for use by other investors. Please check with your insurance company for availability. Please read this Summary prospectus together with your variable annuity or variable life insurance product prospectus.

Franklin Templeton Variable Insurance Products Trust | Class 4	SUMMARY PROSPECTUS
Franklin Strategic Income Securities Fund

Investment Goal

High level of current income. A secondary goal is long-term capital appreciation.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. The tables and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or other mutual funds. If they were included, your costs would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)
Class 4
Maximum Sales Charge (Load) Imposed on Purchases	N/A

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
Class 4
Management fees	0.35%
Distribution and service (12b-1) fees	0.35%
Other expenses	0.26%
Acquired fund fees and expenses[1]	0.01%
Total annual Fund operating expenses	0.97%
Fee waiver and/or expense reimbursement[2]	-0.01%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1]	0.96%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2. The investment manager has contractually agreed in advance to reduce its fee as a result of the Fund's investment in a Franklin Templeton money fund (acquired fund) for at least the next 12-month period. Contractual fee waiver and/or expense reimbursement agreements may not be terminated during the term set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waiver and/or expense reimbursement by the investment manager and/or administrator for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 4	$ 98	$ 308	$ 535	$ 1,189

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 55.65% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests its assets primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets. Debt securities include all varieties of fixed and floating rate income securities, including bonds, loans, bank loans (and loan participations), mortgage-backed securities and other asset-backed securities, convertible securities and municipal securities. The Fund shifts its investments among various classes of debt securities and at any given time may have a considerable amount of its assets invested in any one class.

The Fund may invest up to 100% of its assets in high yield, lower-quality debt securities (also known as "junk bonds"). The below-investment grade debt securities in which the Fund invests are generally rated at least Caa by Moody's or CCC by S&P® or are unrated securities the Fund's investment manager determines are of comparable quality.

The Fund may also invest in many different securities issued or guaranteed by the U.S. government or by non-U.S. governments or their respective agencies or instrumentalities, including mortgage-backed securities and inflation-indexed securities issued by the U.S. Treasury.

To pursue its investment goals, the Fund regularly enters into various derivative transactions, including currency and cross-currency forwards, currency, currency index, bond and interest rate futures contracts and swap agreements, including interest rate and credit default swaps. The use of these derivative transactions may allow the Fund to obtain net long or short exposures to select currencies, interest rates, countries, durations or credit risks. These derivatives may be used to enhance Fund returns, increase liquidity, gain exposure to certain instruments or markets in a more efficient or less expensive way and/or hedge risks associated with its other portfolio investments.

The investment manager uses a "top-down" analysis of macroeconomic trends combined with a "bottom-up" fundamental analysis of market sectors, industries, and issuers to try to take advantage of varying sector reactions to economic events. The investment manager will evaluate country risk, business cycles, yield curves, and values between and within markets.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Credit   An issuer of debt securities may fail to make interest payments and repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value. While securities issued by Ginnie Mae are backed by the full faith and credit of the U.S. government, not all securities of the various U.S. government agencies are, including those of Fannie Mae and Freddie Mac. Also guarantees of principal and interest do not apply to market prices, yields or the Fund’s share price. While the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law.

Interest Rate   When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

Variable Rate Securities   Because changes in interest rates on variable rate securities (including floating rate securities) may lag behind changes in market rates, the value of such securities may decline during periods of rising interest rates until their interest rates reset to market rates. If the changes in market rates are substantial, the interest rate on a variable rate security may not reset during a single adjustment period. Lifetime limits on resets may also prevent their rates from adjusting to market rates.

High-Yield Debt Securities   Issuers of lower-rated or "high-yield" debt securities are not as strong financially as those issuing higher credit quality debt securities. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than those of higher credit quality. High-yield debt securities are generally more illiquid (harder to sell) and harder to value.

A significant portion of the Fund’s floating rate investments may be issued in connection with highly leveraged transactions. Such transactions include leveraged buyout loans and are subject to greater credit risks than other investments including a greater possibility that the borrower may default or go into bankruptcy.

Income   Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments - the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices - government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information - foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets - the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Prepayment   Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security's maturity and the Fund must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest.

Extension Risk   Some debt securities, particularly mortgage-backed securities, are subject to the risk that the debt security’s effective maturity is extended because calls or prepayments are less or slower than anticipated, particularly when interest rates rise. The market value of such security may then decline and become more interest rate sensitive.

Derivative Instruments   The performance of derivative instruments (including currency related derivatives) depends largely on the performance of an underlying currency, security or index and such instruments often have risks similar to their underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund's portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) in an amount that exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform.

Liquidity   From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event and will also generally lower the value of a debt security. Market prices for such securities may be volatile.

Market   The market values of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 4 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. Updated performance information is available at: https://www.franklintempleton.com/retail/app/product/views/FTVIPFunds.jsf. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The inclusion of the Lipper Multi-Sector Income Funds Classification Average shows how the Fund's performance compares with the returns of an index of funds with similar investment objectives.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or other mutual funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or mutual funds for more information.

ANNUAL TOTAL RETURNS

Best Quarter:	Q2'09	9.74%
Worst Quarter:	Q4'08	-5.97%
As of March 31, 2012, the Fund's year-to-date return was 4.98%.

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2011
	1 Year	5 Years	10 Years
Franklin Strategic Income Securities Fund - Class 4	2.46%	6.09%	7.52%
Barclays Capital U.S. Aggregate Index (index reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%
Lipper Multi-Sector Income Funds Classification Average (index reflects no deduction for fees, expenses or taxes)	2.89%	5.36%	6.87%

Historical performance for Class 4 shares prior to their inception in 2008 is based on the performance of Class 1 shares, which do not assess a rule 12b-1 plan fee.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

ERIC G. TAKAHA, CFA   Senior Vice President of Advisers and portfolio manager of the Fund since inception (1999).

CHRISTOPHER J. MOLUMPHY, CFA   Executive Vice President and Director of Advisers and portfolio manager of the Fund since inception (1999).

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In periods of market volatility, Fund assets may decline significantly, causing total annual fund operating expenses to become higher than the numbers shown in the fees and expenses table above. In addition, Fund shares are held by a limited number of Insurers and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds and feeder funds are included in those funds' prospectuses. Investors should consult the variable contract prospectus, disclosure document or fund of funds prospectus for more information on fees and expenses imposed by variable insurance contracts, qualified retirement plans or investment companies.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment objectives and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for a financial intermediary, or be a factor in the insurance company's decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your financial intermediary's website, or consult the variable insurance contract prospectus or this Fund's prospectus.

Investment Company Act file #811-05583 © 2012 Franklin Templeton Investments. All rights reserved.	734 PSUM 05/12